UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

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JENSYN ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

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JENSYN ACQUISITION CORP.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS OF
JENSYN ACQUISITION CORP.

To Be Held on June 4, 2018

To the Stockholders of Jensyn Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) in lieu of an annual meeting of stockholders of Jensyn Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Jensyn” or the “Company”), will be held on June 4, 2018, at 10:00 a.m. Eastern time, at the offices of Giordano, Halleran & Ciesla, P.C. at 125 Half Mile Road, Suite 300, Red Bank, New Jersey 07701. You are cordially invited to attend the special meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional 90 days, from June 5, 2018 to September 3, 2018 (the “Extended Termination Date”), (ii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of March 2, 2016, by and between Jensyn and Continental Stock Transfer & Trust Company (the “trustee”), as amended by Amendment No. 1 thereto dated as of March 6, 2018, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, (iii) to elect one member of our board of directors, to hold office until the third succeeding annual meeting following the special meeting and until his successor is duly elected and qualified (the “Director Election Proposal”), and (iv) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

Each of the Charter Amendment, the Trust Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination. Jensyn’s IPO prospectus and charter initially provided that the Company had until September 7, 2017 to complete its initial business combination. Pursuant to the terms of its charter, Jensyn extended the date by which it must complete its initial business combination from September 7, 2017 to December 7, 2017 and then from December 7, 2017 to March 7, 2018. On March 5, 2018, our stockholders approved an amendment to our amended and restated certificate of incorporation which extended the date by which we must complete our initial business combination from March 7, 2018 to June 5, 2018 (the “Current Termination Date”).

Following the completion of our IPO in March 2016, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. On November 3, 2017, we entered into a Membership Interest Purchase Agreement (the “BAE Purchase Agreement”) with BAE Energy Management, LLC (“BAE”) and its owners with respect to a proposed business combination with BAE. On April 24, 2018, BAE sent us a notice purporting to terminate the BAE Purchase Agreement as a result of the transactions contemplated by the BAE Purchase Agreement having not been completed by March 7, 2018. We have advised BAE and its owners that we have reserved all rights with respect to this matter, including the right to reject the purported termination and to pursue remedies for breach of the BAE Purchase Agreement by BAE and its owners.

Our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”).

As a result of the actions taken by BAE and its owners, we are pursuing other business combination opportunities. There are currently no understandings or agreements in place with respect to any other proposed business combination and our board currently believes that there will not be sufficient time before the Current Termination Date to identify, negotiate and consummate a business combination. Accordingly, our board of directors believes that in order to be able to consummate a business combination, we will need to obtain the Extension.

This proxy statement is dated May 14, 2018 and is first being mailed to stockholders on or about May 15, 2018. Only holders of record of our common stock at the close of business on April 25, 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of the outstanding shares of common stock sold in our IPO. The board of directors of Jensyn has already approved the Charter Amendment and the Trust Amendment. Approval of the Director Election Proposal requires a plurality of the shares voted at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting. The Adjournment Proposal will only be put forth for a vote if the Charter Amendment and Trust Amendment are not approved at the special meeting.

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If the Charter Amendment and Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by June 5, 2018, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company’s public stockholders may elect to convert their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. The Company believes that such conversion right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete an initial business combination in the timeframe contemplated by and as extended pursuant to the terms of its charter. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to stockholders.

To exercise your conversion rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your conversion rights.

Jensyn estimates that the per-share pro rata portion of the trust account will be approximately $10.65 at the time of the special meeting. The last trading price of the Company’s common stock as of May 11, 2018 was $10.56. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising conversion rights would result in a public stockholder receiving $0.09 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved at the special meeting or any adjournment or postponement thereof and we do not consummate an initial business combination by June 5, 2018, in accordance with our amended charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or the Trust Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565.

By Order of the Board of Directors,

Sincerely,

Jeffrey J. Raymond

President, Chief Executive Officer, Director

May 14, 2018

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JENSYN ACQUISITION CORP.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2018

PROXY STATEMENT

The special meeting (the “special meeting”) in lieu of an annual meeting of stockholders of Jensyn Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Jensyn” or the “Company”), will be held on June 4, 2018, at 10:00 a.m. Eastern time, at the offices of Jensyn at the offices of Giordano, Halleran & Ciesla, P.C. at 125 Half Mile Road, Suite 300, Red Bank, New Jersey 07701, to consider and vote upon the following:

●	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from June 5, 2018 (the “Current Termination Date”) to September 3, 2018 (the “Extended Termination Date”);

●	a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of March 2, 2016, by and between Jensyn and Continental Stock Transfer & Trust Company (the “trustee”), as amended by Amendment No. 1 thereto dated as of March 6, 2018, to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date;

●	the election of Jeffrey J. Raymond to the board of directors until the third annual meeting following the special meeting or until his earlier death, resignation or removal (the “Director Election Proposal”); and

●	a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Jensyn has to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination.

The affirmative vote of at least 65% of the outstanding shares of Jensyn’s common stock sold in its IPO (“public shares”) is required to approve the Charter Amendment and the Trust Amendment. The director will be elected by a plurality of votes cast at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s public shares may elect to convert their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the conversion, and the amount remaining in the trust account may be significantly reduced from the approximately $22,094,434 that was in the trust account as of May 1, 2018. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. In addition, the Company’s charter provides that the Company shall not consummate any business combination if the conversion of public shares in connection therewith would result in the Company’s failure to have net tangible assets in excess of $5 million, which could be impacted by the reduction in the trust account.

If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by June 5, 2018, as contemplated by our IPO prospectus and in accordance with our charter, as amended, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). In addition, investors who purchased private units in the private placement consummated simultaneously with the IPO waived their rights to participate in any liquidating distribution with respect to the common stock included in the private units. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our initial stockholders have agreed, jointly and severally, that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.35 per public share, except as to any claims by a third party who executed a valid and enforceable agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Trust Amendment proposal will constitute consent for Jensyn to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Jensyn to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their conversion rights and their ability to vote on a business combination through the Extended Termination Date if the Charter Amendment is approved.

At the time the Charter Amendment and Trust Amendment become effective, the Company will amend the Trust Agreement to extend the date on which the trustee will liquidate the trust account to the Extended Termination Date.

The record date for the special meeting is April 25, 2018. Record holders of Jensyn common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 3,343,994 outstanding shares of Company common stock including 2,074,454 outstanding public shares. The Company’s warrants and rights do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated May 14, 2018 and is first being mailed to stockholders on or about May 15, 2018.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the Charter Amendment and the Trust Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	Jensyn is a blank check company incorporated in October 8, 2014 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In March 2016, the Company consummated its IPO from which it derived gross proceeds of $39,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, originally September 7, 2017 and subsequently extended to December 7, 2017 and further extended to March 7, 2018). On March 5, 2018, our stockholders approved an amendment to our charter which further extended the date by which we must complete our initial combination from March 7, 2018 to June 5, 2018. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete an initial business combination and is submitting this proposal to the stockholders to vote upon.

Q:	What is voted on?

A:	You are being asked to vote on a proposal to amend the Company’s amended charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and a proposal to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

In the event that the Charter Amendment and the Trust Amendment are not approved, you are being asked to vote on a proposal to adjourn the special meeting in order to provide additional time to seek to obtain sufficient votes in support of the Extension. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Jensyn to remove the Withdrawal Amount from the trust account, deliver to the holders of public shares who exercise conversion rights their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be significantly reduced from the approximately $22,094,434 that was in the trust account as of May 1, 2018. In such event, Jensyn may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by June 5, 2018, or if the Charter Amendment and Trust Amendment proposals are approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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Jensyn’s initial stockholders and their transferees have waived their rights to participate in any liquidation distribution with respect to any shares of Jensyn capital stock that they own. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

You are also being asked to vote to elect Jeffrey J. Raymond to our board of directors until the third annual meeting of stockholders following the special meeting, until his successor is elected or appointed, or until his earlier death, resignation or removal.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Company common stock held of record as of April 25, 2018, the record date for the special meeting. As of the close of business on the record date, there were 3,343,994 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the special meeting. As of the record date for the special meeting, 1,671,998 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A:	Jensyn’s charter and Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before June 5, 2018. As we explain below, the Company may not be able to complete a business combination by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

Our board of directors believes that in order to be able to identify, negotiate and consummate a business combination, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to convert your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

Q:	Why should I vote for the Charter Amendment proposal?

A:	Jensyn’s board of directors believes that stockholders should have an opportunity to evaluate a business combination. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of a business combination.

Q:	Why should I vote for the Trust Amendment?

A:	Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Whether a holder of public shares votes in favor of or against the Charter Amendment and the Trust Amendment, or abstains, if such proposals are approved such holder may, but is not required to, convert all or a portion of its public shares for its pro rata portion of the trust account represented by the converted shares.

Liquidation of the trust account is a fundamental obligation of Jensyn to the public stockholders under its charter and Jensyn is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to exercise conversion rights with respect to their public shares, such holders shall retain conversion rights in connection with any future business combination the Company proposes. Assuming the Charter Amendment is approved, the Company will have until the Extended Termination Date to complete a business combination.

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Jensyn’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should convert your public shares.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control in favor of the Charter Amendment, the Trust Amendment, the Director Election Proposal and, if necessary, the Adjournment Proposal.

Q:	How are the Company’s insiders’ interests in the Charter Amendment, the Trust Amendment and the Adjournment Proposal different from those of the public stockholders?

A:	Jensyn’s directors, executive officers and their respective affiliates are not entitled to convert any shares of Jensyn capital stock into cash. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 151,949 founder shares, representing 4.5% of Jensyn’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date. Our directors, officers, initial stockholders and their transferees will lose their entire investment in the Company if an initial business combination is not completed by June 5, 2018. If the Charter Amendment and the Trust Amendment are approved, the Company will have more time to identify, negotiate, obtain and consummate a business combination, and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding public shares as of the record date.

Q:	What vote is required to adopt the Trust Amendment?

A:	Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding public shares entitled to vote thereon as of the record date.

Q:	What vote is required to elect the director?

A:	The director will be elected by a plurality of votes cast at the special meeting.

Q:	What vote is required to adopt the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the special meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Trust Amendment, the Director Election Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Trust Amendment, the Director Election Proposal or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment and the Trust Amendment are approved, the Adjournment Proposal will not be presented for a vote. If the Charter Amendment and Trust Amendment are not approved, the Director Election Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment and the Trust Amendment will have the same effect as votes “AGAINST” the Charter Amendment and the Trust Amendment. Broker “non-votes” and abstentions will have no effect with respect to the Director Election Proposal or the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment and the Trust Amendment are not approved?

A:	If the Charter Amendment and the Trust Amendment are not approved at the special meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment and the Trust Amendment are not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by June 5, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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Jensyn’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and any other shares of Jensyn common stock that they own. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment and the Trust Amendment are approved, what happens next?

A:	If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior the Extended Termination Date.

If the Trust Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any conversion public shares will reduce the amount remaining in the trust account and increase the percentage interest of Jensyn’s common stock held by the Company’s initial stockholders and their transferees through the founder shares.

The Company’s charter provides that the Company shall not consummate any business combination if the conversion of public shares in connection therewith would result in the Company’s failure to have net tangible assets in excess of $5 million, which could be impacted by the reduction in the trust account.

If the Charter Amendment and the Trust Amendment are approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Jensyn’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares and any other shares of Jensyn common stock that they own. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	As long as I vote, would I still be able to exercise my conversion rights if I vote against any of the proposals?

A:	You may exercise your conversion rights whether you vote your shares of Jensyn common stock for or against the Charter Amendment, the Trust Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will exercise conversion rights and no longer remain stockholders, leaving stockholders who choose not to convert their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market.

Unless you elect to exercise conversion rights with respect to all of your shares in connection with the special meeting, you will be able to vote on an initial business combination if and when a business combination proposal is submitted to a vote of stockholders. If you vote against a business combination proposal, you will retain your right to convert your public shares upon consummation of the initial business combination in connection with the stockholder vote to approve the initial business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my conversion rights?

A:	In order to exercise your conversion rights, you must (i) check the box on the proxy card to elect conversion, (ii) affirmatively vote either for or against the Charter Amendment and the Trust Amendment and (iii) prior to 5:00 p.m., Eastern time on May 31, 2018 (two business days before the special meeting), (x) submit a written request to our transfer agent that we convert your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

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Q:	What are the federal income tax consequences of exercising my conversion rights?

A:	Jensyn stockholders who exercise their conversion rights to receive cash from the trust account in exchange for their shares of Jensyn common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the conversion in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Jensyn common stock converted. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the conversion. The conversion, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Jensyn, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Jensyn common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Jensyn common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a Jensyn warrant holder, can I exercise conversion rights with respect to my warrants?

A:	No. The holders of our warrants have no conversion rights with respect to our warrants.

Q:	If I am a Jensyn rights holder, can I exercise conversion rights with respect to my rights?

A.	No, the holders of our rights have no conversion rights with respect to our rights.

Q:	If I am a Jensyn unit holder, can I exercise conversion rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my conversion rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment, the Trust Amendment and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on April 25, 2018, the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

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Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment, but will have no effect on the Director Election Proposal or the Adjournment Proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you will not be able to exercise your conversion rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at 800 West Main Street, Suite 204, Freehold, New Jersey 07728, so that it is received by our secretary prior to the special meeting or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Jensyn will pay the cost of soliciting proxies for the special meeting. Jensyn has engaged Advantage Proxy to assist in the solicitation of proxies for the special meeting. Jensyn has agreed to pay Advantage Proxy a fee of $7,500 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Advantage Proxy acting as the inspector of voting at the special meeting. Jensyn will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. Jensyn will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Jensyn’s common stock for their expenses in forwarding soliciting materials to beneficial owners of Jensyn’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

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Lynne Radwanski

Jensyn Acquisition Corp.
800 West Main Street, Suite 204
Freehold, New Jersey 07728

Telephone: 1-732-333-3624
Email: lradwanski@jensyn.com

You may also contact our proxy solicitor at:

Advantage Proxy LLC
P.O. Box 13581

Des Moines, WA 98198

Stockholders, please call toll free: (877) 870-8565
Banks and brokers can call collect at: (206) 870-8565

To obtain timely delivery, our stockholders must request the materials no later than four business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek conversion of your public shares, you will need to send a letter requesting conversion and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the conversion or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF JENSYN STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of an annual meeting of stockholders to be held on June 4, 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about May 15, 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment or Trust Amendment.

Date, Time and Place of Special meeting

The special meeting will be held at 10:00 a.m. Eastern time, on June 4, 2018, at the offices of Giordano, Halleran & Ciesla, P.C. at 125 Half Mile Road, Suite 300, Red Bank, New Jersey 07701, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on April 25, 2018, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 3,343,996 shares of Jensyn common stock outstanding, of which 2,074,454 are public shares and 151,149 are shares held by our officers and independent directors.

Quorum and Required Vote for Proposals for the Special meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Charter Amendment and the Trust Amendment require the affirmative vote of the holders of at least 65% of the outstanding public shares. Accordingly, an Jensyn stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment or the Trust Amendment will have the same effect as a vote “AGAINST” the Charter Amendment or the Trust Amendment.

Directors are elected by a plurality of the votes cast at the special meeting.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the special meeting.

Interests of our Initial Stockholders, Private Placement Investors, Directors, Officers and Underwriters

When you consider the recommendation of our board of directors, you should keep in mind that our officers and members of our board of directors, initial stockholders, purchasers of $2,945,000 of private units in a private placement that took place simultaneously with the completion of our IPO, their transferees and the underwriters of our IPO have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

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●

If the Charter Amendment and Trust Amendment are not approved and we do not consummate a business combination by June 5, 2018 as contemplated by our IPO prospectus and in accordance with our charter, (i) the 975,000 shares of common stock held by the Company’s initial stockholders, officers, directors and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,029, will be worthless (as the holders have waived liquidation rights with respect to such shares), and (ii) the 294,500 shares of common stock, 294,500 warrants and 294,500 rights included in private units sold in a private placement completed simultaneously with the IPO for an aggregate purchase price of $2,945,000, will be worthless. Such common stock had an aggregate market value of approximately $3,109,120 based on the last sale price of $10.56 of the common stock on Nasdaq as of May 11, 2018, such private placement warrants had an aggregate market value of approximately $38,256 based on the last sale price of $0.1299 of the Jensyn public warrants on Nasdaq as of May 11, 2018 and such private rights had an aggregate market value of approximately $46,354 based on the last sale price of $0.1574 of the Jensyn public rights on Nasdaq on May 11, 2018.

●	Our initial stockholders (Jeffrey J. Raymond, Rebecca Irish, Joseph J. Raymond and Peter Underwood), special advisors (Joseph J. Raymond, Peter Underwood, Demetrios Mallios and Brendan Rempel) and Jensyn Capital, LLC, a company controlled by our initial stockholders and special advisors, have loaned Jensyn an aggregate of approximately $1,909,500 pursuant to promissory notes issued in 2016, 2017 and 2018. The promissory notes are non-interest bearing and are due and payable no later than the date of Jensyn’s initial business combination. Furthermore, our initial stockholders and special advisors have agreed to fund requests for funding approved by Jensyn’s Board of Directors under the promissory notes, subject to a maximum of $325,000 through October 1, 2017, $375,000 from October 2, 2017 through January 1, 2018 and $425,000 from January 2, 2018 through April 1, 2018 in order to meet Jensyn’s working capital needs prior to the closing of a business combination. If Jensyn fails to consummate a business combination, the promissory notes will not be repaid except to the extent that Jensyn has funds available to it outside of its trust account to repay such amounts. Accordingly, Jensyn will most likely not be able to repay the promissory notes if a business combination is not completed.

●	In connection with the IPO, our initial stockholders have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or claims of vendors or other entities that are owed money by Jensyn for services rendered or contracted for or products sold to Jensyn, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under Jensyn’s indemnity of the underwriters.

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations.

●	The underwriters of our IPO will only be entitled to their deferred underwriting discount of $780,000 if we complete a business combination.

Additionally, if the Charter Amendment and Trust Amendment are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Recommendation to Jensyn Stockholders

Our board of directors believes that the Charter Amendment and the Trust Amendment to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals and “FOR” the nominee for director. If the Charter Amendment and the Trust Amendment are not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment and the Trust Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

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Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and the Trust Amendment and have no effect on the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

●	You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment and the Trust Amendment and, if presented for a vote, the Adjournment Proposal.

●	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Lynne Radwanski, Jensyn’s Secretary, in writing before the Jensyn special meeting that you have revoked your proxy; or

●	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment, the Trust Amendment and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Advantage Proxy, our proxy solicitor, at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565.

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Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting). For illustrative purposes, based on funds in the trust account of approximately $22,094,434 on May 11, 2018, the estimated per share conversion price would have been approximately $10.65.

In order to exercise your conversion rights, you must:

●	check the box on the proxy card to elect conversion;

●	affirmatively vote for or against the Charter Amendment and the Trust Amendment;

●

submit a request in writing prior to 5:00 p.m., Eastern time on May 31, 2018 (two business days before the special meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the special meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by June 5, 2018 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase and rights to acquire common stock will expire worthless.

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Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from June 5, 2018 (the “Current Termination Date”) to September 3, 2018 (the “Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

Jensyn is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 7, 2018 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to consummate a business combination prior to the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing additional time for the Company to complete a business combination.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 5, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Approval of the amendment to the amended and restated certificate of incorporation requires the affirmative vote of at least 65% of the outstanding public shares.

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Vote Required for Approval

The affirmative vote of holders of at least 65% of our outstanding public shares is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust from June 5, 2018 to September 3, 2018 and make other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

Jensyn is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate the closing of the Transaction. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by June 5, 2018, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Trust Agreement requires the affirmative vote of at least 65% of the outstanding public shares.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding public shares is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

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Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT.

THE DIRECTOR ELECTION PROPOSAL

Our Board of Directors is currently composed of four members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the special meeting, one Class A director will be elected for a three-year term to succeed the same class whose term is then expiring.

Our independent directors have recommended, and our board of directors has approved, Jeffrey J. Raymond as the nominee for election as a Class A director at the special meeting. If elected, Mr. Raymond will serve as a Class A director until the 2021 special meeting of stockholders and until his successor is duly elected and qualified.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

At this special meeting, our stockholders will vote to re-elect one current director, Jeffrey Raymond, who serves as a Class A director.

Our board of directors has no reason to believe that Mr. Raymond will not serve if elected. If Mr. Raymond should become unavailable to serve as a director, and if our board of directors designates a substitute nominee, our representatives named on the proxy card will vote for the substitute nominee designated by our board of directors unless you submit a proxy withholding your vote from the nominee being substituted. Under our amended and restated certificate of incorporation, vacancies are filled by our board of directors.

Information About Executive Officers, Directors and Nominees

The following table sets forth the names, ages as of May 1, 2018, and certain other information for the director whose terms expires at the special meeting (who is also a nominee for election as a director at the special meeting) for each of the continuing members of our board of directors and for each of our executive officers.

Name	Age	Position
Jeffrey Raymond	59	President, Chief Executive Officer and Director
James D. Gardner	65	Chief Financial Officer and Treasurer
Philip Politziner	77	Director
Richard C. Cook	70	Director
Stuart Martin	53	Director

Nominee for Director

Jeffrey J. Raymond has served as our President, Chief Executive Officer and Director since our inception in October 2014. Mr. Raymond, a Managing Partner of Jensyn Integration Services, LLC, has served as President of Pylon Management, Inc., a company providing consulting services to the staffing industry since 2001, and has served as Chief Executive Officer of Slate Professional Resources, a professional staffing company, as well as Culmin Staffing Group, a performance based staffing company, since 2009. In 2005, Mr. Raymond founded Accountabilities, Inc., which became a publicly traded staffing company in 2008. In addition, he serves as a consultant/advisor to Staffing 360 Solutions, Inc., a publicly traded staffing company with over $120 million in revenues. Mr. Raymond is well qualified to serve as a director due to his background in analyzing, negotiating and providing consulting services with respect to business combinations, as well as his experience in the staffing industry and in public company governance.

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Continuing Directors

Philip Politziner has served on our board of directors since the closing of our IPO. Mr. Politziner was formerly a Senior Advisor at EisnerAmper LLP, an accounting firm with offices located in New York, New Jersey, Pennsylvania and California. He co-founded the accounting firm of Amper, Politziner & Mattia in 1965 and served in various capacities, including CEO, until its merger with Eisner LLP in 2010. In 2011, Mr. Politziner was named to the NJ Biz Hall of Fame in recognition of his contributions to the accounting profession and was named to the New Jersey Technology Council’s Hall of Fame as a Titan of Technology for his commitment to technology companies in the region. Mr. Politziner is well qualified to serve as an independent director due to substantial experience in public company accounting, as well as his experience in public company governance.

Richard C Cook has served on our Board of Directors since the closing of the Public Offering. Mr. Cook is the managing and sole member of Lakeview Strategies, LLC, which provides business consulting services for private companies. From April 2009 to April 2011, he served as Executive Chairman of EnteGreat, Inc., a manufacturing consulting company, in connection with providing turn-around consulting services. Mr. Cook was appointed as President and Chief Executive Officer of MAPICS, Inc., a publicly traded software firm, in July 1997 and served in that capacity until its acquisition in April 2005. Prior thereto, Mr. Cook held various positions with IBM, including Director of the Atlanta Software Development Laboratory, during a 25 year career with the company. He currently serves as a Director of Lincor Solutions, Inc., a private company which provides patient engagement technology to healthcare providers, and Softwear Automation, a machine vision and robotics start-up. Mr. Cook is well qualified to serve as independent director due to his substantial management experience and experience in public company governance in serving as a Chief Executive Officer of a public company, as well as his background in providing business consulting services and serving as an independent director of seven private companies during the past five years.

Stewart Martin was appointed as member of our Board of Directors in November 2016. He is Executive Vice President, Sales and Producer Development of Marsh & McLennan Agencies – Florida, a subsidiary of Marsh & McLennan Companies. He was previously Senior Vice President and a member of the Board of Directors of Seitlin Insurance and Advisors which was acquired by Marsh & McLennan, LLC in November 2011.

Executive Officer

James (J.D.) Gardner, was appointed as our Chief Financial Officer in September 2017. From January 2015 until his appointment as Chief Financial Officer, he served as a consultant to our finance and accounting department. From 2010-2015, Mr. Gardner served as a financial and accounting consultant to a number of small businesses and served as Chief Financial Officer and General Partner at OmniCapital Group, a technology based venture capital fund. Prior to that, Mr. Gardner served as Chief Financial Officer at two small public companies, Visual Management Systems, Inc., a provider of wireless security systems and products (2008-2010) and Amedia Networks, a provider of next generation ultra-broadband switched Ethernet home gateways and home networking solutions for voice video and data services (2005-2008). Mr. Gardner also served as Chief Operating Officer or Chief Executive Officer at two private companies, dotPhoto, a private company engaged in on-line photo processing and wireless application development for cellular telephones (2005) and Comstar Interactive, a private company engaged in the wireless credit card processing field (2001 through 2004). Prior to that, Mr. Gardner spent 27 years at BellSouth and AT&T. He held the position of Chief Financial Officer of BellSouth Wireless Data (renamed Cingular Interactive (1999 through November 2001 when he retired from BellSouth), as Chief Financial Officer of BellSouth Mobile Data (1995-1999) and chief financial officer of RAM/BSE Communications L.P. from 1991 through 1995 (all companies involved in the provision of wireless packet data networks and services, principally in the US and Europe). Mr. Gardner also held several other senior executive positions at BellSouth and AT&T in the areas of financial management, domestic and international corporate finance, issuance of debt and equity and the related rating agency and investment banking interfaces, shareholder relations and a number of other treasury, accounting and finance positions.

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Vote Required for Approval

Provided that a quorum is present, the affirmative vote of a plurality of the shares of common stock present in person or by proxy is required for the election of directors. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our board of directors is currently divided into three classes, Class A, Class B, and Class C with each class serving a three-year term. The term of the Class A directors expires at the special meeting, the term of the Class B directors expires at the first annual meeting of stockholders following the special meeting and the term of the Class C directors expires at the second annual meeting of stockholders following the special meeting. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote, is required for the election of directors. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, Secretaries, Assistant Secretaries, a Treasurer and other such offices as may be determined by the board of directors.

Meetings of the Board of Directors of the Company

Board of Directors and Committees

During the fiscal year ended December 31, 2017, our board of directors held eight meetings and acted by unanimous written consent on two occasions and our audit committee held four meetings and acted by unanimous written consent on one occasion. Each of our directors attended 100% of the board meetings and their respective committee meetings. All directors attended at least 75% of the meetings of the board of directors and committees on which they serve. The Company does not have a policy regarding director attendance at stockholder meetings, but encourages the directors to attend if possible.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of Nasdaq. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of Nasdaq.

Our board of directors has determined that Philip Politziner, Richard C. Cook and Stewart Martin would each be considered an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.

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Board Leadership Structure and Role in Risk Oversight

We currently do not have a Chairman of the Board. As a result, the Board has not considered whether the offices of Chairman and Chief Executive Officer should be separated. In addition, we do not have a lead independent director. The board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of pursuing an initial business combination. Our board of directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions, if a Chairman of the Board is appointed, should continue to be considered on an ongoing basis.

The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Committees of the Board of Directors

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

We have established an audit committee of the board of directors, which consists of Messrs. Politziner, Cook and Martin each of whom meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Politziner serves as Chairman of our audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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The audit committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under Nasdaq’s listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to the Nasdaq Capital Market that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. We have determined that Mr. Politziner satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The members of our compensation committee are Messrs. Philip Politziner, Richard C. Cook and Stewart Martin. Mr. Politziner serves as chairman of the compensation committee. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Politziner, Cook and Martin. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

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The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, an annual meeting of stockholders). Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, our directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to our officers and directors were complied with, except that James D. Gardner was late in filing his Form 3.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We previously filed a copy of our form of Code of Ethics and our audit committee and compensation committee charters as exhibits to the registration statement associated with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Compensation Committee Interlocks

None of our directors who currently serve as members of our compensation committee is, or has at any time in the past been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on our board of directors. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our compensation committee.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

Independent Auditors Fees

The firm of CohnReznick LLP acts as our independent registered public accounting firm. The following is a summary of fees paid to CohnReznick LLP for services rendered.

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Audit Fees

For the year ended December 31, 2017, the aggregate fees billed by CohnReznick for professional services rendered for the audit of the financial statements of the Company, for the review of the Company’s quarterly financial statements, as well as work performed in connection with the proposed business combination with BAE, were $102,413. For the year ended December 31, 2016, the aggregate fees billed by CohnReznick for professional services rendered for the audit of the financial statements of the Company, for the review of the Company’s quarterly financial statements, as well as work performed in connection with the Public Offering, were $160,725.

Audit-Related Fees

We did not receive audit-related services that are not reported as audit fees for the years ended December 31, 2017 and 2016.

Tax Fees

During the years ended December 31, 2017 and 2016, our independent registered public accounting firm did not render any tax services to us.

All Other Fees

During the years ended December 31, 2017 and 2016, there were no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our audit committee has established a policy governing Jensyn’s use of the services of Jensyn’s independent registered public accounting firm. Under the policy, Jensyn’s audit committee is required to pre-approve all audit and non-audit services performed by Jensyn’s independent registered public accounting firm in order to ensure that the provisions of such services does not impair the independent registered public accounting firm’s independence.

Audit Committee Report

The Company’s audit committee reviewed with management and CohnReznick LLP the results of the 2017 audit, including the audited financial statements. The audit committee reviewed the requirements of the audit committee charter previously adopted and the reports required to be disclosed to the audit committee. The audit committee discussed with CohnReznick LLP the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communication with Audit Committees.” CohnReznick LLP representatives reviewed the written disclosures required by the PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” regarding independence of public accountants with the audit committee and presented their Report on Auditor Independence regarding that matter to the audit committee. The audit committee has determined that CohnReznick LLP was independent of the Company. The audit committee also discussed with management and CohnReznick LLP the quality and adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and internal audit organization, responsibilities, budget, staffing and identification of audit risks.

The audit committee reviewed and discussed with management and CohnReznick LLP a draft of the Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Management has the responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. The external auditor is responsible for examining the financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

Respectfully submitted,

Philip Politziner

Richard C. Cook

Stuart Martin

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Executive Officer and Director Compensation

Other than as described below, none of our executive officers or directors has received any cash compensation for services rendered. Commencing on the initial Nasdaq listing date through the earlier of the consummation of our initial Business Combination and our liquidation, we are obligated to pay Jensyn Integration Services, LLC, a company controlled by our initial stockholders a total of $10,000 per month for office space and administrative services, including secretarial support. This arrangement has been agreed to for our benefit and is not intended to provide compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Other than this $10,000 per month fee, no compensation of any kind, including finder’s and consulting fees, has been, or will be, paid to our initial stockholders or our executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will approve all payments in excess of $5,000 to be made to our initial stockholders, officers, directors or our or their affiliates. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In October 2014, Jensyn issued 1,150,000 founder shares to our initial stockholders, Jeffrey J. Raymond, Rebecca Irish, Joseph J. Raymond and Peter Underwood, and in February 2015, Jensyn Capital, LLC, an entity controlled by our initial stockholders, purchased 287,500 shares for an aggregate purchase price of approximately $25,000. The founder shares are identical to the shares of Common Stock included in the units sold in the IPO, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) our initial stockholders have agreed: (i) to waive their conversion rights with respect to their founder shares, placement shares and public shares in connection with the consummation of a business combination and (ii) to waive their conversion rights with respect to their founder shares and placement shares if we fail to consummate a business combination within the requisite time period. However, our initial stockholders will be entitled to conversion rights with respect to any public shares held if we fail to consummate a business combination within such time period.

The initial stockholders and their transferees have agreed not to transfer, assign or sell any of their founder shares (except to permitted transferees) until (i) with respect to 50% until the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. The limited exceptions referred to above include (1) transfers among the initial stockholders, to our officers, directors, advisors and employees, (2) transfers to an insider’s affiliates or its members upon its liquidation, (3) transfers to relatives and trusts for estate planning purposes, (4) transfers by virtue of the laws of descent and distribution upon death, (5) transfers pursuant to a qualified domestic relations order, (6) private sales made at prices no greater than the price at which the securities were originally purchased or (7) transfers to us for cancellation in connection with the consummation of an initial business combination, in each case (except for clause 7) where the transferee agrees to the terms of the escrow agreement and forfeiture, as the case may be, as well as the other applicable restrictions and agreements of the holders of the founder shares. Jensyn Capital, LLC, an entity controlled by our initial stockholders, and Chardan Capital Markets, LLC, the representative of the underwriters of our IPO, purchased an aggregate of 294,500 private placement units at $10.00 per private placement unit (for a total purchase price of $2,945,000) from us. These purchases took place on a private placement basis simultaneously with the consummation of our IPO on March 7, 2016.

The private placement units issued in the private placement described above are identical to the units sold in the Public Offering. However, the holders of private placement units have agreed (A) to vote their private placement shares and any public shares acquired in or after our IPO in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to our amended and restated certificate of incorporation that would affect the substance or timing of ours obligation to redeem 100% of ours shares held by public stockholders if we do not complete our initial business combination within the requisite time period, unless we provide our public stockholders with the opportunity to convert redeem their shares of Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us for our working capital requirements or to our pay franchise and income taxes, divided by the number of then outstanding public shares, (C) not to convert any shares (including the private placement shares) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the proposed initial business combination or a vote to amend the provisions of ours amended and restated certificate of incorporation relating to the substance or timing of our obligation to redeem 100% of the shares held by our public stockholders if we do not complete our initial Business Combination within the requisite time period and (D) that the private placement shares shall not be entitled to be redeemed for a pro rata portion of the funds held in the Trust Account if a business combination is not consummated. Additionally, holders of our private placement units have agreed not to transfer, assign or sell any of the private placement units or underlying securities (except to the same permitted transferees as the fonder shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to, each as described above) until the completion of the initial business combination.

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In order to meet our working capital needs, our initial stockholders agreed loan us up to $1,700,000 in the aggregate. At December 31, 2017, approximately $1,034,000 of such loans were outstanding, including $263,000 owed to Joseph J. Raymond, $248,000 owed to Rebecca Irish, $263,000 owed to Joseph J. Raymond, $261,000 owed to Peter underwood and $1,000 owed to Jensyn Integration Services, LLC. Each loan is evidenced by a promissory note. We plan to repay these loans upon the consummation of the Business Combination. If we do not complete a business combination, the $1,034,000 of loans from our initial stockholders and Jensyn Integration, LLC, a company owned by our initial stockholders at the time of the loans, and any other outstanding loans from our initial stockholders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our Trust Account, if any.

In March 2017, our initial stockholders executed a guaranty of funding pursuant to which the initial stockholders agreed to fund requests for funding approved by our board of directors under the promissory notes issued to the initial stockholders, subject to a maximum amount of $325,000 through October 1, 2017, $375,000 from October 2, 2017 through January 1, 2018 and $425,000 from January 2, 2018 through April 1, 2018. In September 2017, we released Rebecca Irish, an initial stockholder, from her guaranty in connection with her resignation as Chief Financial Officer and Treasurer of Jensyn and her agreement to transfer shares of Jensyn Common Stock and her interest in Jensyn Integration Services, LLC and Jensyn Capital, LLC to two of our special advisors, Demetrios Mallios and Brendan Rempel. These individuals have executed guarantees of funding to replace the guaranty previously executed by Ms. Irish.

Our initial stockholders and their permitted transferees that hold our founder shares and the holders of the private placement units (and underlying securities) and any shares our insiders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of Common Stock are to be released from escrow. The holders of a majority of the private placement units or shares issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate an initial business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Jensyn Integration Services, LLC, a company controlled by Jeffrey J. Raymond, Joseph J. Raymond, Peter Underwood, Demetrios Mallios and Brendan Rempel, has agreed that, through the earlier of our consummation of our initial Business Combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We pay Jensyn Integration Services, LLC $10,000 per month for these services. However, pursuant to the terms of the agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial Business Combination. Our audit committee has determined to defer payment of the monthly fee. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial Business Combination. We believe that the fee charged by Jensyn Integration Services, LLC is at least as favorable as we could have obtained from an unaffiliated person.

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Jensyn Capital, LLC, an entity controlled by Jeffrey J. Raymond, Joseph J. Raymond, Peter Underwood, Demetrios Mallios and Brendan Rempel, deposited $200,000 in the Trust Account maintained with Continental Stock Transfer & Trust Co. on each of September 6, 2017 and December 6, 2017 to extend the date by which the Company must complete its initial business combination by an additional three months. In connection with each of these transaction, we issued to Jensyn Capital, LLC an unsecured note in the principal amount of $200,000 which bears interest at a rate of eight percent (8%) per annum and becomes due upon completion of our initial business combination. As of May 1 2018, the aggregate principal amount of loans made to us by Jensyn Capital, LLC was approximately $730,000. We plan to repay these loans upon the consummation of the Business Combination. If we do not complete a business combination, these loans will be repaid only from amounts remaining outside our Trust Account, if any.

In 2018, we received $145,000 of loans from certain of our initial stockholders, special advisors, a representative of Chardan Capital Markets, LLC and their affiliates that were used to fund our operations and $180,000 of loans from Jensyn Capital, LLC to fund the 90 day extension of time by which to complete our initial business combination. These loans are represented by promissory notes that become due upon the completion of our initial business combination. The loans made by Jensyn Capital, LLC bear interest at a rate of eight percent (8%) per annum. The other loans are non-interest bearing.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment and the Trust Amendment.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the special meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT JENSYN

We were incorporated in Delaware on October 8, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses.

On March 7, 2016, we consummated our initial public offering of 3,900,000 units. Each Unit consists of one share of common stock, one right to purchase one-tenth (1/10) of one share of common stock upon consummation of an initial business combination and one warrant warrant to purchase one-half of one share of common stock at an exercise price of $11.50 per full share. The units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $39,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of 275,000 units to Jensyn Capital, LLC, an entity controlled by our insiders, and 19,500 Units to Chardan Capital Markets, LLC, the representative of the underwriters of the IPO, at a price of $10.00 per unit, generating total proceeds of $2,945,000. The units issued to Jensyn Capital, LLC and Chardan Capital Markets, LLC consist of one share of common stock), one right to purchase one-tenth (1/10) of one share of Common Stock upon consummation of a business combination and one warrant to purchase one-half of one share of Common Stock at an exercise price of $11.50 per full share.

A total of $40,365,000 of the net proceeds from the IPO and the private placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay the Company’s franchise and income taxes, none of the funds held in the trust Account will be released until the earlier of the completion of a business combination or the redemption of 100% of the shares of common stock sold in the IPO if the Company is unable to consummate a Business Combination within the required timeframe.

The net proceeds of our initial public offering and the private offering deposited into the trust account remain on deposit in the trust account earning interest. As May 11, 2018 there was approximately $22,094,434 held in the trust account.

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Under the terms of our charter and IPO prospectus, we had until the 18 month anniversary of our IPO to complete our initial business combination, subject to our right to extend such date by two additional three month periods by the deposit of an additional $200,000 into the trust account with respect to each three month period. On each of September 6, 2017 and December 6, 2017, Jensyn Capital, LLC, a company controlled by our initial stockholders, deposited a $200,000 extension fee in the trust account. In connection with each of these transactions, we issued unsecured promissory notes to Jensyn Capital, LLC which bear interest at a rate of 8% per annum and become due upon the completion of our initial business combination.

On November 3, 2017, we entered into a Membership Interest Purchase Agreement (the “BAE Purchase Agreement”) with BAE Energy Management, LLC, a Delaware limited liability company (“BAE”) and its owners, and, in December 2017, filed a preliminary proxy statement with the Securities and Exchange Commission with respect to a proposed special meeting of stockholders at which our stockholders would be asked to approve the proposed business combination with BAE (the “BAE Business Combination”). In February 2018, our Board of Directors concluded that that it was unlikely that the BAE Business Combination could be completed by March 7, 2018 and thus determined to hold a special meeting of stockholders to obtain stockholder approval of an amendment to our charter to extend the deadline for completing an initial business combination from March 7, 2018 to June 5, 2018. At a special meeting of stockholders held on March 5, 2018, our stockholders approved an amendment to the charter which extended the date by which we must complete our initial business combination from March 7, 2018 to June 5, 2018. In addition, stockholders holding an aggregate of 1,825,506 shares of common stock exercised their right to convert their shares into cash in connection with the extension, leaving approximately $22,030,102 of cash in trust after giving effect to the conversions (approximately $19,222,900 was paid from the trust for the conversions on March 6, 2018) and the deposit of an additional $.09 per share in the trust for each public share that was not converted. This deposit increased funds available in the Company’s trust account for the conversion of shares in connection with a business combination or a liquidation from approximately $10.53 per share on March 5, 2018 to approximately $10.62 per share as of such date.

On April 24, 2018, BAE sent us a notice purporting to terminate the BAE Purchase Agreement as a result of the transactions contemplated by the BAE Purchase Agreement having not been completed by March 7, 2018. We have advised BAE and its owners that we have reserved all rights with respect to this matter, including the right to reject the purported termination and to pursue remedies for breach of the BAE Purchase Agreement by BAE and its owners as a result of their failure to use reasonable efforts to take actions required to complete the BAE Business combination on a timely basis.

Our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

As a result of the actions taken by BAE and its owners, we are pursuing other business combination opportunities; however, no agreements or understanding are currently in place with respect to any other proposed business combination. Our board currently believes that there will not be sufficient time before the Current Termination Date to identify, negotiate and consummate a business combination. Accordingly, our board of directors believes that in order to be able to consummate a business combination, we will need to obtain the Extension.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the special meeting by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our current executive officers and directors; and

●	all executive officers and directors of the Company as a group.

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Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on 3,343,994 shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned		Percentage of Outstanding Common Stock

Polar Asset Management Partnership, Inc. 401 Bay Street, Suite 1900, P.O. Box 19 Toronto Ontario M5H 2Y4, Canada	780,000	(2)	23.3%

Boothbay Absolute Return Strategies L.P. 810 7th Avenue, Suite 615 New York, NY 10019-5818	501,673	(3)	9.0%

New Dimension Trading Ltd. c/o The Wilfgon Group One State Street Plaza, 29th Floor New York, NY 10004	450,000	(4)	13.4%

Hudson Bay Capital Management, L.P. 777 Third Avenue, 30th Floor New York, NY 10017	390,000	(5)	11.7%

Glazier Capital, LLC 250 W. 55th Street, Suite 30A New York, NY 10019	312,932	(6)	11.4%

Jeffrey J. Raymond	121,949		3.6%

Philip Politziner	19,000		*

Richard C. Cook 78 Dawson Village Way N Suite 140-200 Dawsonville GA 30534	5,000		*

Stewart Martin 1000 Corporate Drive, Suite 400 Fort Lauderdale, FL 33334	4,000		*

James D. Gardner	2,000		*

All directors and officers as a group (5 individuals)	151,949		4.5%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 800 West Main Street, Suite 204, Freehold, New Jersey 07728.

(2)	Represents 780,000 shares held by Polar Multi Strategy Master Fund, a fund for which Polar Asset Management Partners Inc. serves as investment advisor. Information derived from Schedule 13G filed on April 11, 2016

(3)	Represents shares held by Boothbay Absolute Return Strategies LP, which is managed by Boothbay Fund Management, LLC. Ari Glass if the Managing Member of Boothbay Fund Management, LLC. Information derived from Schedule 13G/A filed on February 12, 2018.

(4)	Chana Edelstein is a director of New Dimension Trading Ltd. Information derived from Schedule 13G filed on March 14, 2016.

(5)	Represents shares held by Hudson Bay Master Fund Ltd. Hudson Bay Capital Management, L.P. serves as the investment manager of Hudson Bay Master Fund Ltd. Mr. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Information derived from Schedule 13G filed on January 30, 2017.

(6)	Represents 312,932 shares held by funds and managed accounts for which Glazier Capital, LLC serves as investment manager. Paul Glazier is the Managing Member of Glazier Capital, LLC. Information derived from Schedule 13G filed on February 14, 2018.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 800 West Main Street, Suite 204, Freehold, New Jersey 07728.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If we complete our initial business combination, our 2019 annual meeting of stockholders will likely be held on or about May 1, 2019, unless the date is changed by our board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2019 annual meeting, you need to provide it to the Company by no later than January 31, 2019. You should direct any proposals to our secretary at our principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the 2019 annual meeting, under our bylaws you must give timely notice of the matter or the nomination, in writing, to our secretary. To be timely, the notice has to be given between 90 and 120 days before the annual meeting date (or between January 1, 2019 and January 31, 2019 (or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company, if later), if the 2019 annual meeting is to be held on May 1, 2019).

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If the Charter Amendment and the Trust Amendment are not approved or we do not complete our initial business combination before the Extended Termination Date, there will be no special meeting in lieu of annual meeting in 2018 and no annual meeting in 2019.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Jensyn’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Jensyn Acquisition Corp.
800 West Main Street, Suite 204
Freehold, New Jersey 07728
Telephone: (732) 303-6329
Email: lradwanski@jensyn.com

You may also obtain these documents by requesting them in writing or by telephone from Jensyn’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, Washington
Stockholders, please call toll free: (877) 870-8565
Banks and Brokerage Firms, please call collect: (206) 870-8565

If you are a stockholder of Jensyn and would like to request documents, please do so by May 29, 2018, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Jensyn for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

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EXHIBIT A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
JENSYN ACQUISITION CORP.

June 4, 2018

Jensyn Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Jensyn Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 8, 2014 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on March 1, 2016 and amended on March 6, 2018.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph H of Article SIXTH is hereby amended and restated to read in full as follows:

“H. In the event that the Corporation does not consummate a Business Combination by September 3, 2018 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price to be received by each holder of IPO Shares shall be equal to (1) the number of IPO Shares held by such holder divided by the total number of IPO Shares multiplied by (2) the amount then in the Trust Account.”

A-1

IN WITNESS WHEREOF, Jensyn Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

JENSYN ACQUISITION CORP.

By:
Name:
Title:

A-2

EXHIBIT B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of June 4, 2018, to the Investment Management Trust Agreement (as defined below) is made by and among Jensyn Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of March 2, 2016 and amended by Amendment No. 1 thereto dated as of March 6, 2018 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of stockholders of the Company held on June 4, 2018, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or September 3, 2018 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, affirmed by counsel for the Company and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by CCM, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by September 3, 2018, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders promptly after such date.”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

JENSYN ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to the Investment Management Trust Agreement]

B-3

JENSYN ACQUISITION CORP.
PROXY FOR SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2018

The undersigned hereby appoints each of Jeffrey J. Raymond and James D. Gardner as proxies (together, the “Proxies”), acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Special Meeting in lieu of an Annual Meeting of Stockholders of Jensyn Acquisition Corp., a Delaware corporation (the “Company”), to be held at the offices of Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Suite 300, Red Bank, New Jersey 07701, on Monday, June 4, 2018 at 10:00 a.m., Eastern time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote (the “Shares”) if personally present at the meeting in accordance with the instructions set forth on this proxy card. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF.

(Continued and to be marked, dated and signed on reverse side)

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: [X]

Proposals
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 90 days, from June 5, 2018 to September 3, 2018.	For [ ]	Against [ ]	Abstain [ ]

2.	Approval of an amendment to the Company’s existing Investment Management Trust Agreement to make changes necessary to reflect the Extension.	For [ ]	Against [ ]	Abstain [ ]

3.	To elect Jeffrey J. Raymond to serve as a Class A director of the Company.	For [ ]	Withhold authority to vote for nominee [ ]

4.	Approval of an amendment to allow the Company’s board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. This proposal will only be presented to the Company’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve Proposals 1 and 2.	For [ ]	Against [ ]	Abstain [ ]

[  ] Intention to Exercise Conversion Rights. If you intend to exercise your conversion rights, please check this box. Checking this box, however, is not sufficient to exercise your conversion rights. You must comply with the procedures set forth in the proxy statement under the heading “Special Meeting of Jensyn Stockholders—Conversion Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

IMPORTANT: Please sign exactly as your name appears. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporate name by a duly authorized officer. Joint owners should each sign.

Shareholder sign above

Co-holder (if any) sign above

Please be sure to sign and date this Proxy in the space below

Date:                  , 2018